Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
TYCO INTERNATIONAL PUBLIC LIMITED COMPANY
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        The undersigned officers of Tyco International Public Limited Company. (the "Company") hereby certify to their knowledge that the Company's quarterly report on Form 10-Q for the period ended June 27, 2014 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GEORGE R. OLIVER
George R. Oliver Principal Executive Officer

/s/ ARUN NAYAR
Arun Nayar Principal Financial Officer